EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                           NATIONAL SUPERSTARS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Annual Report of National Superstars, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Schumacher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Michael Schumacher
Michael Schumacher
Treasurer, Secretary and Chief Financial Officer
May 16, 2005